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EXHIBIT 99.1
                              RESCISSION AGREEMENT


         THIS RESCISSION AGREEMENT ("Agreement") is entered into on December 31, 2003 by and between AP HENDERSON GROUP, a Nevada corporation ("AP Henderson"), and RICHARD HENRY ("Mr. Henry").

                                 R E C I T A L S
                                 ---------------


         A. On January 15, 2003, AP Henderson and Mr. Henry entered into that certain Purchase Agreement ("Purchase Agreement") dated January 15, 2003 pursuant to which Mr. Henry transferred to AP Henderson 10,000 shares ("AP Ventures Shares") of the common stock of AP Ventures, a Nevada corporation ("AP Ventures"), in exchange for AP Henderson's issuance of 5,625,000 shares ("AP Henderson Shares") of common stock of AP Henderson to Mr. Henry (such transaction referred to herein as the "Reorganization").

         B. AP Ventures was organized on December 31, 2002 for the purpose of acquiring all of the capital shares of Jingbo Chemical (Bo Xing) Co., Ltd. ("Jingbo"), a Chinese foreign direct investment enterprise wholly-owned by Mr. Henry. On December 31, 2002, Mr. Henry transferred all of the capital shares of Jingbo to AP Ventures in exchange for AP Ventures' issuance of a total of 10,000 common shares of AP Ventures (defined above as the "AP Venture Shares").

         C. Jingbo was formed by Mr. Henry in 2002 for the purpose of acquiring certain operating assets and liabilities (the "Jingbo Assets") "of Shandong Jingbo Petrochemical Company Limited, Shandong Jingbo Agrochemical Company Limited and Shandong Boxing Lu Nong Chemical Company Limited, which together had been engaged in the business of owning and operating a petrochemical refinery and agrochemical manufacturing company in the People's Republic of China ("PRC"). Mr. Henry had acquired the Jingbo Assets from certain unrelated private investors in the PRC in early 2002 in exchange for cash consideration. Mr. Henry contributed the Jingbo Assets to Jingbo on December 31, 2002, immediately prior to AP Ventures' acquisition of the capital shares of Jingbo.

         D. Subsequent to the Reorganization, Mr. Henry has become aware of certain material misrepresentations that were made to him by certain parties in connection with his acquisition of the Jingbo Assets. In addition, AP Henderson and Mr. Henry have encountered frequent material acts of insubordination and recklessness by senior management of Jingbo. These circumstances create significant doubt as to the viability of the business of Jingbo and the Jingbo Assets.

         E. Based on the foregoing, the Board of Directors of AP Henderson has determined that it is not in the best interests of AP Henderson to continue to own and operate Jingbo and that it is in the best interests of the shareholders of AP Henderson to rescind the Reorganization and the transactions underlying the Purchase Agreement, subject to the terms and upon the conditions set forth below.


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                                A G R E E M E N T
                                -----------------

         It is agreed as follows:

         1. RESCISSION.

                  1.1 AGREEMENT TO RESCIND. Subject to the terms and upon the conditions set forth herein, AP Henderson and Mr. Henry agree to rescind the Reorganization and the transactions underlying the Purchase Agreement. Mr. Henry agrees to return, reassign, transfer and deliver to AP Henderson, and AP Henderson agrees to receive from Mr. Henry, at the Closing, the AP Henderson Shares, and AP Henderson agrees to return, reassign, transfer and deliver to Mr. Henry, and Mr. Henry agrees to receive from AP Henderson, at the Closing, the AP Ventures Shares.

                  1.2  INSTRUMENTS OF TRANSFER.

                           (a) AP HENDERSON SHARES. The Mr. Henry hereby
endorses, assigns and transfers to AP Henderson all of his right and interest in and to the AP Henderson Shares. From time to time after the Closing Date, and without further consideration, the Mr. Henry will execute and deliver such other instruments of transfer and take such other actions as AP Henderson may reasonably request in order to more effectively transfer to AP Henderson the AP Henderson Shares.

                           (b) AP VENTURES SHARES. AP Henderson hereby endorses,
assigns and transfers to Mr. Henry all of its right and interest in and to the AP Ventures Shares. From time to time after the Closing Date, and without further consideration, AP Henderson will execute and deliver such other instruments and take such other actions as the Mr. Henry may reasonably request in order to more effectively transfer to him AP Ventures Shares.

                  1.3 CLOSING. The closing ("Closing") of the transactions contemplated by Section 1.1 of this Agreement shall take place at the offices of AP Henderson, located at 600 Wilshire Blvd. Suite 1252, Los Angeles, California 90017, at 10:00 a.m., local time, on December __, 2003, or at such other time and place as may be agreed to by the Mr. Henry and AP Henderson ("Closing Date").

         2. REPRESENTATIONS AND WARRANTIES OF THE PARTIES. Mr. Henry hereby represents, warrants and covenants to and with AP Henderson, and AP Henderson hereby represents, warrants and covenants to and with Mr. Henry as follows:

                  2.1 POWER AND AUTHORITY. The party has all requisite individual power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith (collectively, the "Documents"). All individual or corporate action on the part of the party necessary for the authorization, execution, delivery and performance of the Documents by the party has been taken and no further authorization on the part of the party is required to consummate the transactions provided for in the Documents. When executed and delivered by the party, the Documents shall constitute the valid and legally binding obligation of the party enforceable in accordance with their respective terms.


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                  2.2 OWNERSHIP OF AND TITLE TO SECURITIES. The party represents that he or it is the sole owner of all of the securities to be transferred to the other party hereunder. The party represents that it has and will transfer to the other party good and marketable title to the securities to be transferred to the other party hereunder, free and clear of all pledges, security interests, mortgages, liens, claims, charges, restrictions or encumbrances.

                  2.3 NO GOVERNMENTAL OR OTHER PROCEEDING OR LITIGATION. The party represents that, to his or its best knowledge, no order of any court or administrative agency is in effect which restrains or prohibits the party from consummating the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any governmental body or other person or legal or administrative proceeding has been instituted or threatened which questions the validity or legality of the party's consummation of the transactions contemplated hereby.

                  2.4 APPROVALS AND CONSENTS. The party represents that, to his or its best knowledge, there are no permits, consents, mandates or approvals of public authorities, either Chinese or foreign, federal, state or local, or of any third party necessary for the party's consummation of the transactions contemplated hereby.

                  2.5 TERMINATION OF PURCHASE AGREEMENT. The party agrees that the Purchase Agreement, and the party's rights and the other party's obligations thereunder, shall be terminated effective as of the Closing and that the party hereby waives all claims that it may have against the other party that arises under or relates to the Purchase Agreement or the transactions contemplated thereby.

         3.  MISCELLANEOUS.

                  3.1 CUMULATIVE REMEDIES. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law, which rights may be exercised cumulative and not alternatively.

                  3.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  3.3 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

                  3.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.


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                  3.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter thereof, and supersedes all prior and contemporaneous agreements and understandings.

                  3.6 GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of California applicable to contracts made and to be performed in California. In the event of any dispute under this Agreement, the parties agree that the jurisdiction for the resolution of any such dispute will be any appropriate court located in Los Angeles, California.

         IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.

                                       "AP Henderson"

                                       AP HENDERSON GROUP,
                                       a Nevada corporation


                                       By: /s/ Richard Henry
                                           -------------------------------------
                                           Richard Henry,
                                           President and Chief Executive Officer

                                       "Mr. Henry"


                                       :/s/ Richard Henry
                                       -----------------------------------------
                                       Richard Henry




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